                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      November 1, 1999
                                                     --------------------------

                              Hooper Holmes, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

           1-9972                                         22-1659359
--------------------------------------------------------------------------------
  (Commission File Number)                    (IRS Employer Identification No.)

  170 Mt. Airy Road, Basking Ridge, NJ                      07920
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                 (Zip Code)

                                 (908) 766-5000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                      None
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                                    FORM 8-K

Item 2.    Acquisition or Disposition of Assets

     As of November 1, 1999, pursuant to an Asset Purchase Agreement dated as of August 30, 1999, as amended by an Amendment to Asset Purchase Agreement dated as of November 1, 1999, the Company purchased substantially all of the assets and assumed certain of the liabilities of Paramedical Services of America, Inc. ("PSAI") from Pediatric Services of America, Inc. ("PSA") and its wholly owned subsidiary PSAI. The assets purchased comprised PSAI's business of providing medical testing and examination services for the life and health insurance industries. The assets generally include: contract rights, goodwill, sales and client data, leases, inventory, intellectual property and accounts receivable. The Company intends to continue to use the assets acquired in a manner consistent with their use prior to their acquisition by the Company.

     The purchase price of $81 million, payable in cash, was determined through arms-length negotiations between the parties and was adjusted at closing based on: (1) the business condition of PSAI at closing, and (2) the value of PSAI's current accounts receivable at closing. The Company placed a portion of the purchase price, $10,187,500, into escrow to be distributed to the Company if:
(a) it does not receive audited financial statements of PSAI for its 1998 and 1999 fiscal years by February 15, 2000, (b) it does not receive, by February 15, 2000, a consent of PSAI's auditors to use PSAI's auditor's opinion on the audited financial statements in its registration statements, and (c) PSAI's audited net revenues for the year ended September 30, 1999 are less than $80 million. A portion of the escrow will also be distributed to certain contract affiliates of PSAI who remain with the Company through May 1, 2000. The Company financed the acquisition of PSAI's assets through existing cash and a $65 million term loan from a group of lenders of which First Union National Bank is lead arranger and administrative agent. Prior to the execution of the Asset Purchase Agreement, the Company had no material relationship with PSA, PSAI or any of their affiliates.

Item 7.  Financial Statements and Exhibits

     (a)  Financial statements of business acquired

          The financial statements required by this item are not included herewith and will be filed within 60 days of the required filing date of this Form 8-K.

     (b)  Pro-forma financial information

          The financial statements required by this item are not included herewith and will be filed within 60 days of the required filing date of this Form 8-K.

     (c)  Exhibits

     2.1 Asset Purchase Agreement dated as of August 30, 1999 by and among Pediatric Services of America, Inc., Paramedical Services of America, Inc. and Hooper Holmes, Inc.

     2.2 Amendment to Asset Purchase Agreement dated as of November 1, 1999 by and among Pediatric Services of America, Inc., Paramedical Services of America, Inc. and Hooper Holmes, Inc.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HOOPER HOLMES, INC.

Date:  November 12, 1999              By:  /s/ Robert William Jewett
                                           -----------------------------
                                           Robert William Jewett
                                           Senior Vice President,
                                           General Counsel & Secretary

                                 EXHIBIT INDEX

Exhibit Number           Description of Exhibit
--------------           ----------------------

2.1 Asset Purchase Agreement dated as of August 30, 1999 by and among Pediatric Services of America, Inc., Paramedical Services of America, Inc. and Hooper Holmes, Inc., (Incorporated by reference to Exhibit
                         99.2 of the Company's Current Report on Form 8-K, dated August 30, 1999, File No. 1-9972)

2.2 Amendment to Asset Purchase Agreement dated as of November 1, 1999 by and among Pediatric Services of America, Inc., Paramedical Services of America, Inc. and Hooper Holmes, Inc.